UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2019

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15333 N. Pima Road, Suite 305

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OPVS	OTC

Item 1.01	Entry into a Material Definitive Agreement.

GW Holdings Financing

On August 12, 2019, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “GW SPA”) with GW Holdings Group, LLC (“GW”) pursuant to which GW agreed to purchase a convertible redeemable promissory note (the “GW Note”) in the aggregate principal amount of $69,300. On August 12, 2019, the Company issued the GW Note and received a net amount of $60,000. The GW Note entitles the holder to 12% interest per annum and matures on August 12, 2020.

Pursuant to the GW Note, during the first six months after issuance, GW may convert all or a portion of the outstanding principal of the GW Note into shares of Common Stock of the Company at a fixed price equal to $0.25 per share. Thereafter, the conversion price per share shall be equal to 60% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 40% while such DTC “Chill” remains in effect. GW may not convert the GW Note to the extent that such conversion would result in beneficial ownership by GW and its affiliates of more than 9.99% of the Company’s issued and outstanding Common Stock.

If the Company redeems the GW Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such redemption is made between the 90th day and the 180th day after the issuance of the GW Note, then such redemption premium is 150%. After the 180th day following the issuance of the GW Note, there shall be no further right of redemption.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, GW may elect to either (i) have the GW Note redeemed by the Company in cash at a premium of 150% of the principal amount of the GW Note, plus accrued but unpaid interest or (ii) convert the GW Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the GW Note, the Company agreed to cause its transfer agent to reserve 6,800,000 shares of Common Stock, in the event that the GW Note is converted. GW has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the GW Note.

MorningView Financing

On August 15, 2019, the Company entered into a Securities Purchase Agreement (the “MorningView SPA”) MorningView Financial, LLC (“MorningView”) pursuant to which MorningView agreed to purchase a convertible promissory note (the “MorningView Note”) in the aggregate principal amount of $75,000. On August 15, 2019, the Company issued the MorningView Note and received a net amount of $75,000. The MorningView Note entitles the holder to 12% interest per annum and matures on August 15, 2020.

Under the MorningView Note, MorningView may, at any time, convert all or a portion of the outstanding principal of the MorningView Note into shares of Common Stock at a fixed price equal to $0.25 per share during the first 180 days following the issuance of the MorningView Note. Thereafter, the conversion price per share shall be equal to lower of (i) the closing price of the Common Stock on the trading day immediately prior to the date of issuance of the MorningView Note and (ii) 60% of the lowest trading price during the 20 prior trading days, provided, however, that if the Common Stock is not deliverable by DWAC, the conversion price shall be reduced by 10%. MorningView may not convert the MorningView Note to the extent that such conversion would result in beneficial ownership by MorningView and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the MorningView Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 91st day and the 120th day after the issuance of the MorningView Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 150th day after issuance, then such redemption premium is 135%; if such prepayment is made from the 151st to the 180th day after issuance, then such redemption premium is 150%. After the 180th day following the issuance of the MorningView Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 800% the number of shares of Common Stock issuable upon conversion of the MorningView Note.

The foregoing summaries of the terms of the GW Note, the MorningView Note, the GW SPA and the MorningView SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the GW Note, the MorningView Note, the GW SPA and the MorningView SPA and the related agreements are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the GW Note and the MorningView Note is incorporated herein by reference. The issuances of the GW Note and the MorningView Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Redeemable Note, issued to GW Holdings Group, LLC, dated as of August 12, 2019.
4.2	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of August 15, 2019.
10.1	Securities Purchase Agreement, dated as of August 12, 2019, by and between NanoFlex Power Corporation and GW Holdings Group, LLC.
10.2	Securities Purchase Agreement, dated as of August 12, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2019

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Redeemable Note, issued to GW Holdings Group, LLC, dated as of August 12, 2019.
4.2	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of August 15, 2019.
10.1	Securities Purchase Agreement, dated as of August 12, 2019, by and between NanoFlex Power Corporation and GW Holdings Group, LLC.
10.2	Securities Purchase Agreement, dated as of August 12, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.

4